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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934





        Date of Report (Date of earliest event reported): APRIL 22, 2003





                         NORTHERN BORDER PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)





               DELAWARE                       1-12202                               93-1120873
     (State or other jurisdiction           (Commission                          (I.R.S. Employer
           of incorporation)                File Number)                       Identification No.)



                     13710 FNB PARKWAY                                              68154-5200
                      OMAHA, NEBRASKA                                               (Zip Code)
         (Address of principal executive offices)


                                 (402) 492-7300
              (Registrant's telephone number, including area code)
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits.

      99.1  Northern Border Partners, L.P. press release dated April 22, 2003.

ITEMS 9 AND 12. REGULATION FD DISCLOSURE AND DISCLOSURE OF RESULTS OF OPERATIONS
                AND FINANCIAL CONDITION.

      Attached as Exhibit 99.1 is a copy of a press release, dated April 22, 2003, announcing Northern Border Partners, L.P.'s financial results for the first quarter of 2003.

      In accordance with General Instruction B.2. of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the above information is being furnished under Items 9 and 12 of Form 8-K and is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      Northern Border Partners, L.P.
                                      (A Delaware Limited Partnership)


Dated: April 22, 2003                 By: /s/ Jerry L. Peters
                                          ---------------------------
                                          Chief Financial & Accounting Officer

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                                  EXHIBIT INDEX

  Exhibit 99.1  --  Northern Border Partners, L.P Press Release dated
                    April 22, 2003.